UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2020

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	SPR	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders

The following is a summary of the voting results for each matter presented at the 2020 annual meeting of stockholders of Spirit AeroSystems Holdings, Inc. (the “Company”) held on April 22, 2020.

Proposal 1: Election of Directors. The stockholders elected the ten nominees named in the Company’s 2020 proxy statement to serve as directors until the 2021 annual meeting of stockholders and until the election and qualification of his or her respective successor, subject to each director’s earlier death or disability. The voting results for this proposal are as follows:

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stephen A. Cambone	83,706,028	104,500	453,023	4,016,505
Charles L. Chadwell	79,926,519	4,290,767	46,265	4,016,505
Irene M. Esteves	76,715,878	7,514,803	32,870	4,016,505
Paul E. Fulchino	79,482,581	4,741,406	39,564	4,016,505
Thomas C. Gentile III	82,593,190	1,638,921	31,440	4,016,505
Richard A. Gephardt	82,334,614	1,857,470	71,467	4,016,505
Robert D. Johnson	80,059,689	3,756,359	447,503	4,016,505
Ronald T. Kadish	80,729,707	3,084,037	449,807	4,016,505
John L. Plueger	83,578,191	231,556	453,804	4,016,505
Laura H. Wright	83,564,671	258,031	440,849	4,016,505

Proposal 2: Advisory Vote on Executive Compensation. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,090,953	19,116,963	55,635	4,016,505

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for fiscal year 2020. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstentions
88,176,045	66,028	37,983

Proposal 4: Stockholder Proposal to Let Stockholders Vote on Bylaw Amendments. The stockholders did not approve the stockholder proposal regarding letting stockholders approve Board-approved bylaw amendments. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,311,806	81,886,633	65,112	4,016,505

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: April 28, 2020	By:	/s/ Stacy Cozad
		Name:	Stacy Cozad
		Title:	Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer